SUB-ITEM 77C: Submission of matters to a vote of security holders
(a) Special Meeting of the Shareholders held September 5, 2012

(b) Not applicable. The meeting did not involve the election of directors.

(c)
Matter			  Affirmative Votes		Negative Votes

Approve an agreement
and plan of
reorganization for
the Fifth Third Quality
Growth Fund		      12,796,641	            13,533

Approve an agreement
and plan of
reorganization for
the Fifth Third Mid Cap
Growth Fund		      3,375,756		  	    38,904

Approve an agreement
and plan of
reorganization for
the Fifth Third
Disciplined Large Cap
Value Fund		     13,403,031			    19,672

Approve an agreement
and plan of
reorganization for
the Fifth Third All
Cap Value Fund		     3,153,232			    10,877

Approve an agreement
and plan of
reorganization for
the Fifth Third High
Yield Bond Fund		      6,870,420    		    23,593

Approve an agreement
and plan of
reorganization for
the Fifth Third Short
Term Bond Fund 		      13,621,340		    13,970

Approve an agreement
and plan of
reorganization for
the Fifth Third Total
Return Bond Fund 	      20,007,419		    17,328

Approve an agreement
and plan of
reorganization for
the Fifth Third
LifeModel Aggressive
FundSM 			     5,294,149 			    4,241

Approve an agreement
and plan of
reorganization for
the Fifth Third
LifeModel Moderately
Aggressive FundSM	     7,833,314			    7,678

Approve an agreement
and plan of
reorganization for
the Fifth Third
LifeModel Moderate
FundSM			     16,095,680			   63,568

Approve an agreement
and plan of
reorganization for
the Fifth Third
LifeModel Moderately
Conservative FundSM	    2,834,896			   51,438

Approve an agreement
and plan of
reorganization for
the Fifth Third
LifeModel Conservative
FundSM			    2,409,822			   1,192

Approve an agreement
and plan of
reorganization for
the Fifth Third Micro
Cap Value Fund		    5,336,098			   80,736

Approve an agreement
and plan of
reorganization for
the Fifth Third Small
Cap Value Fund		    2,640,823			   3,081

Approve an agreement
and plan of
reorganization for
the Fifth Third
International Equity
Fund			    17,678,740			    666

Approve an agreement
and plan of
reorganization for
the Fifth Third
Strategic Income Fund	    13,797,551			   60,873


(d) None


(a) Special Meeting of the Shareholders held September 5, 2012

(b) Not applicable. The meeting did not involve the election of directors.

(c)
Matter			  Affirmative Votes		 Negative Votes

Approve an agreement
and plan of
reorganization for
the Fifth Third Prime
Money Market Fund	    479,114,465			   5,792,974

Approve an agreement
and plan of
reorganization for
the Fifth Third
Institutional Money
Market Fund		    1,057,071,599		    551,949

Approve an agreement
and plan of
reorganization for
the Fifth Third
Institutional Government
Money Market Fund	     727,214,603		    376,618

Approve an agreement
and plan of
reorganization for
the Fifth Third U.S.
Treasury Money
Market Fund		     673,705,840		     8,672


(d) None